Future accounting developments	9 Months Ended
Jul. 31, 2023
Text Block [Abstract]
Future accounting developments
4.	Future accounting developments
IFRS 17 –
Insurance Contracts
On May 18, 2017, the IASB issued IFRS 17
Insurance contracts
to replace IFRS 4
Insurance contracts
, to provide a comprehensive principle-based framework for the recognition, measurement, presentation, and disclosure of insurance contracts. The standard is to be applied on a full retrospective basis unless impractical, when either the modified retrospective or fair value method may be used.
IFRS 17 is effective for the Bank on November 1, 2023, and the Bank plans to adopt the standard by restating the comparative year results from the transition date of November 1, 2022.
Under IFRS 17, groups of insurance contracts will be measured using current probability-weighted fulfilment cash flows and revenue will be recognised as the service is provided over the coverage period based on the three measurement models as applicable: the general measurement model, the variable fee approach, and the premium allocation approach.

Adoption of IFRS 17 will result in the recognition of the contractual service margin as a component of the carrying amount for groups of contracts measured under the general measurement model and the variable fee approach. The contractual service margin represents unearned profits to be recognized as coverage is provided in future.
The Bank has a formal program in place to implement the new requirements. The Bank is modifying its processes, controls and insurance accounting systems, and continues to assess decisions required in the key areas of judgment.